UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CSX CORPORATION
(Name of Registrant as Specified In Its Charter)

THE CHILDREN’S INVESTMENT FUND MANAGEMENT (UK) LLP
THE CHILDREN’S INVESTMENT FUND MANAGEMENT (CAYMAN) LTD.
THE CHILDREN’S INVESTMENT MASTER FUND
3G CAPITAL PARTNERS LTD.
3G CAPITAL PARNTERS, L.P.
3G FUND L.P.
CHRISTOPHER HOHN
ALEXANDRE BEHRING
GILBERT H. LAMPHERE
TIMOTHY T. O’TOOLE
GARY L. WILSON

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.
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The Children's Investment Fund Management (UK) LLP, The Children's Investment Fund Management (Cayman) Ltd., The Children's Investment Master Fund, 3G Capital Partners Ltd., 3G Capital Partners, L.P., 3G Fund L.P., Christopher Hohn, Alexandre Behring, Gilbert H. Lamphere, Timothy T. O'Toole and Gary Wilson (collectively, the "Participants") posted various materials on http://www.strongercsx.com. Copies of such materials, current as of April 25, 2008, are filed herewith as Exhibit 1.

Information regarding the Participants in a solicitation of proxies with respect to the Issuer's  2008 annual  meeting of  shareholders  is filed herewith as Exhibit 2.